BISHOP STREET FUNDS

Hawaii Municipal Bond Fund

(Class A Shares Ticker Symbol: BHIAX)

Supplement dated December 29, 2025, to:

•	The Class A Shares Summary Prospectus (the “Class A Summary Prospectus”) and the Class A Shares Statutory Prospectus (the “Class A Statutory Prospectus”) for the Hawaii Municipal Bond Fund, each dated May 1, 2025 (collectively, the “Prospectuses”), as supplemented.

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective January 1, 2026, the front-end sales charges for the Class A Shares of the Hawaii Municipal Bond Fund (the “Fund”) are being lowered as reflected below. Accordingly, effective immediately, the Prospectuses are hereby amended and supplemented as described below.

1. In the “Fees and Expenses” section, the “Maximum Sales Charge (Load) Imposed on Purchases” information on page 2 of the Class A Statutory Prospectus and page 2 of the Class A Summary Prospectus is replaced in its entirety with the following:

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%

2. In the “Fees and Expenses” section, the Example is replaced in its entirety with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$230	$488	$766	$1,558

3. In the “Sales Charge” section of the Class A Statutory Prospectus, the table included under the subsection entitled “Front-End Sales Charges – Class A Shares” on page 13 is replaced in its entirety with the following:

The amount of any front-end sales charge included in your offering price for Class A Shares varies, depending on the amount of your investment:

If Your Investment is:	Your Sales Charge as a Percentage of Offering Price	Your Sales Charge as a Percentage of Your Net Investment
Less than $50,000	1.50%	1.52%
$50,000 but less than $100,000	1.25%	1.27%
$100,000 but less than $250,000	1.00%	1.01%
$250,000 and above	0.00%	0.00%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BSF-SK-027-0100